MEMC Electronic Materials, Inc.
501 Pearl Drive (City of O'Fallon)
P. O. Box 8
St. Peters, MO 63376-0008

July 15, 2002

TPG Wafer Holdings LLC
Attn.: Richard A. Ekleberry, Esq.
301 Commerce Street
Suite 3300
Fort Worth, Texas 76102

Re: Amendment to Registration Rights Agreement

Dear Rick:

Reference is made to the Registration Rights Agreement (the "Agreement") dated as of November 13, 2001, by and between MEMC Electronic Materials, Inc., a Delaware corporation (the "Company"), the guarantors included on the signature lines thereto (the "Guarantors" and, together with the Company, the "Company Parties") and TPG Wafer Holdings LLC, a Delaware limited liability company (together with its permitted assigns, "TPG").

The Company Parties and TPG agree that, effective as of the date hereof, the definitions of "Effectiveness Date" and "Filing Date" as set forth Section 1.2 of the Agreement shall be deleted in their entirety and the following shall substituted in lieu thereof:

"Effectiveness Date" means January 31, 2003.
"Filing Date" means November 30, 2002.

Except as otherwise provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

This letter agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

Very truly yours,

MEMC Electronic Materials, Inc. By: /s/ JAMES M. STOLZE Name: James M. Stolze Title: Executive Vice President, Chief Financial Officer

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE 1 HERETO, as Guarantors
By: /s/ KENNETH L. YOUNG Name: Kenneth L. Young, in his capacity as Treasurer for each of the Subsidiaries listed on Schedule I hereto

ACCEPTED AND AGREED: TPG WAFER HOLDINGS LLC By: TPG Wafer Partners LLC, its Managing Member
By: TPG Partners III, L.P., its Managing Member
By: TPG GenPar III, L.P., its general partner
By: TPG Advisors III, Inc. its general partner
By: /s/ RICHARD A. EKLEBERRY Richard A. Ekleberry

SCHEDULE I

Guarantors:

MEMC Pasadena, Inc.
MEMC International, Inc.
MEMC Southwest Inc.
SiBond, L.L.C.
PlasmaSil, L.L.C.
MEMC Holdings Corporation